AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JULY 16, 2009
TO POLICY PROSPECTUS DATED MAY 1, 2009

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JULY 16, 2009
TO POLICY PROSPECTUS DATED MAY 1, 2009

          American International Life Assurance Company of New York ("AI Life") and AIG Life Insurance Company ("AIG Life") (AI Life and AIG Life collectively referred to as the "Companies") are amending each of their Executive Advantage group flexible premium variable universal life insurance Policy (the "Policies") prospectuses for the purpose of providing you with information regarding the proposed acquisition of Credit Suisse Trust (the "Trust") U.S. Equity Flex II Portfolio and U.S. Equity Flex III Portfolio (collectively referred to as the "Acquired Portfolio(s)") by Credit Suisse Trust U.S. Equity Flex I Portfolio ("Acquiring Portfolio"), all of which Portfolios are underlying funds of the Policies' variable investment options.

          The Companies have received notification that the Board of Trustees of the Acquired Portfolios has approved Agreements and Plans of Reorganization pursuant to which each of the Acquired Portfolios will be combined with and into the Acquiring Portfolio (the "Acquisitions") and each of the Acquired Portfolios will be terminated as a series of the Trust. The Acquired Portfolios and the Acquiring Portfolio are series of the Trust. The Acquisitions are subject to approval by each of the Acquired Portfolio's shareholders at a meeting expected to be held on or about August 21, 2009. Each of the Acquisitions, if approved by the shareholders, is expected to become effective on or about August 28, 2009 ("Acquisition Date"). Each Acquisition of an Acquired Portfolio is a separate transaction and is not dependent on the approval of any other Acquisition of an Acquired Portfolio. If an Acquisition of one of the Acquired Portfolios is not approved, you will continue to be a shareholder of the Acquired Portfolio and the Board of Trustees will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

          After 4:00 p.m. Eastern Time ("ET") on the Acquisition Date, all Policy owner accumulation unit values in the Acquired Portfolio investment options will be automatically transferred into the Acquiring Portfolio investment option.

          At any time before 4:00 p.m. ET on the Acquisition Date, you may transfer your Policy owner accumulation unit value in the Acquired Portfolio investment options to any of the other variable investment options available under your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Acquired Portfolios' investment options after 4:00 p.m. ET on the Acquisition Date, such transaction will be held until after 4:00 p.m. ET on the business day following the Acquisition Date, then executed into or out of the Acquiring Portfolio investment option.

          For a period of time after the Acquisition Date, we may provide you with confirmations, statements and other reports that contain the names of each of the Acquired Portfolio's investment options.

          If you have any questions, please contact our Administrative Center at 1-302-594-2352.